EXHIBIT 32.1

                  Certification of Principal Executive Officer
                  --------------------------------------------
                         and Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                           --------------------------
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


     I, Paul Riss, Chief Executive Officer and Principal Financial Officer of eLEC Communications Corp. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the quarter ended August 31, 2003 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                                /s/ Paul H. Riss
October 14, 2003                                --------------------------------
                                                    Paul H. Riss
                                                    Chief Executive Officer and
                                                    Principal Financial and
                                                    Accounting Officer